Product Returns Liability	3 Months Ended
Mar. 31, 2013
Product Returns Liability and Contingencies [Abstract]
PRODUCT RETURNS LIABILITY

NOTE 7 — PRODUCT RETURNS LIABILITY

The liability for product returns is included in “Accrued expenses and other current liabilities.” This liability includes accruals for estimated parts returned under warranty and for parts returned because of customer excess quantities. Holdings provides warranties for its products’ performance. Warranty periods vary by part. In addition to returns under warranty, Holdings allows its customers to return quantities of parts that the customer determines to be in excess of its current needs. Customer rights to return excess quantities vary by customer and by product category. Generally, these returns are contractually limited to 3% to 5% of the customer’s purchases in the preceding year. While Holdings does not have a contractual obligation to accept excess quantity returns from all customers, common practice for Holdings and the industry is to accept periodic returns of excess quantities from ongoing customers. If a customer elects to cease purchasing from Holdings and change to another vendor, it is industry practice for the new vendor, and not Holdings, to accept any inventory returns resulting from the vendor change and any subsequent inventory returns. During the three months ended March 31, 2012, product returns reserves of $3.0 million related to a former customer were reduced, increasing net sales on the interim unaudited condensed consolidated statements of comprehensive income (loss).

Holdings’ management routinely monitors returns data and adjusts estimates based on this data.

Changes in Holdings’ product returns accrual were as follows (in millions):

	Three Months Ended March 31,
	2013	2012
Beginning of period	$46.0	$55.6
Cost of unsalvageable parts	(11.2)	(14.9)
Reduction to sales, net of salvage	10.2	10.7

End of period	$45.0	$51.4